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                                                                    EXHIBIT 99.4

                               GETTY REALTY CORP.
                            (a Maryland corporation)

                                 TERMS AGREEMENT


                                                                   July 26, 2001


To:      Getty Realty Corp.
         125 Jericho Turnpike, Suite 103
         Jericho, New York  11753


Ladies and Gentlemen:

         We understand that Getty Realty Corp., a Maryland corporation (the "Company"), proposes to issue and sell 7,700,000 shares of its common stock, par value $.01 per share (the "Common Stock") (such securities also being hereinafter referred to as the "Initial Underwritten Securities"). Subject to the terms and conditions set forth or incorporated by reference herein, we the underwriters named below (the "Underwriters") offer to purchase, severally and not jointly, the number of Underwritten Securities opposite their names set forth below at the purchase price set forth below, and a proportionate share of Option Underwritten Securities set forth below, to the extent any are purchased.



                                                                        NUMBER OF INITIAL
                UNDERWRITER                                             UNDERWRITTEN SECURITIES
                -----------                                             -----------------------
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated..........................................                 3,780,000

Legg Mason Wood Walker, Incorporated..............................                 2,520,000
Advest, Inc.......................................................                   100,000
BB&T Capital Markets, A division of Scott & Stringfellow, Inc.....                   100,000
Robert W. Baird & Co. Incorporated................................                   100,000
Crowell, Weedon & Co..............................................                   100,000
Fahnestock & Co. Inc..............................................                   100,000
Janney Montgomery Scott LLC.......................................                   100,000
Edward D. Jones & Co., L.P........................................                   100,000
McDonald Investments Inc..........................................                   100,000
Morgan Keegan & Company, Inc......................................                   100,000
Raymond James & Associates, Inc...................................                   100,000
The Robinson-Humphrey Company, Inc................................                   100,000
The Seidler Companies Incorporated................................                   100,000
Tucker Anthony Incorporated.......................................                   100,000
Wachovia Securities, Inc..........................................                   100,000
                                                                                  ----------
                                                                                   7,700,000
                                                                                  ==========


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         The Underwritten Securities shall have the following terms:

                                  Common Stock

Title:  Common Stock, par value $0.01 per share
Number of shares:  7,700,000
Number of Option Underwritten Securities:  1,155,000
Initial public offering price per share:  $16.00
Purchase price per share:  $15.16
Listing requirements:  New York Stock Exchange, Inc.
Lockup provisions: The Company will not sell or transfer any preferred stock or common stock for 90 days after the date hereof without first obtaining the written consent of Merrill Lynch. Specifically, the Company will not directly or indirectly:

     o offer, pledge, sell or contract to sell any preferred stock or common stock;

     o sell any option or contract to purchase any preferred stock or common stock;

     o purchase any option or contract to sell any preferred stock or common stock;

     o grant any option, right or warrant for the sale of any preferred stock or common stock;

     o lend or otherwise dispose of or transfer any preferred stock or common stock;

     o    file a registration statement for any preferred stock or common stock;
          or

     o enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any preferred stock or common stock whether any such swap or transaction is to be settled by delivery of shares or other securities, in cash or otherwise.

         This lockup provision applies to preferred stock and common stock and to securities convertible into or exchangeable or exercisable for or repayable with preferred stock or common stock. This lockup provision will not apply to:

     o any option grant or exercise of any option granted pursuant to the Company's 1998 Stock Option Plan;

     o any shares of the Company's common or preferred stock issued in connection with any petroleum marketing or related property acquisition (which shares, if issued, will also be subject to these lockup provisions); or

     o any shares of the Company's common stock issued upon conversion or exchange of outstanding shares of the Company's series A preferred stock.

Other terms and conditions:  None
Closing date and location:  August 1, 2001, Sidley Austin Brown & Wood LLP, One
                            World Trade Center, New York, New York, 10048-0557


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         All of the provisions contained in the document attached as Annex I hereto entitled GETTY REALTY CORP. (a Maryland corporation), $150,000,000 Preferred Stock, par value $0.01 per share and Common Stock, par value $0.01 per share, Underwriting Agreement, dated July 26, 2001 are hereby incorporated by reference in their entirety herein and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined.

         Please accept this offer no later than 11:59 o'clock P.M. (New York City time) on July 26, 2001 by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us.

                                    Very truly yours,

                                    MERRILL LYNCH, PIERCE, FENNER & SMITH
                                                INCORPORATED
                                    LEGG MASON WOOD WALKER, INCORPORATED

                                    By:  Merrill Lynch, Pierce, Fenner & Smith
                                                     Incorporated



                                    By:
                                         --------------------------------------
                                            Authorized Signatory

                                    Acting on behalf of itself and the other named Underwriters.

Accepted:

GETTY REALTY CORP.



By
    ------------------------------
    Name:  Leo Liebowitz
    Title: Chief Executive
           Officer and President



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